UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LA QUINTA HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

FORWARD LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to the expected timing, completion and effects of the proposed merger, separation and spin-off, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectations with respect to the costs and other anticipated financial impacts of the spin-off and merger; future financial and operating results of CorePoint Lodging Inc. (“CorePoint”) and La Quinta Holdings Inc. (“La Quinta”); the ability of La Quinta, CorePoint and Wyndham Worldwide Corporation (“Wyndham”) to complete the contemplated financing transactions and reorganizations in connection with the merger and the spin-off; La Quinta’s plans, objectives, expectations and intentions with respect to future operations and services; required approvals to complete the merger and the spin-off by our stockholders and by governmental regulatory authorities, and the timing and conditions for such approvals; the stock price of CorePoint following the consummation of the transactions; the stock price of La Quinta prior to the consummation of the transactions; and the satisfaction of the closing conditions to the proposed merger and the spin-off. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC. You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only to expectations as of the date of this communication. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this communication, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this announcement, such statements or disclosures will be deemed to modify or supersede such statements in this communication.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of La Quinta by Wyndham. In connection with this proposed acquisition, La Quinta may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document La Quinta has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF LA QUINTA ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement has been mailed to stockholders of La Quinta. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by La Quinta through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by La Quinta will be available free of charge on La Quinta’s internet website at www.lq.com or upon written request to: Secretary, La Quinta Holdings Inc., 909 Hidden Ridge, Suite 600, Irving, TX 75038, or by telephone at (214) 492-6600.

Participants in Solicitation

La Quinta, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger is set forth in the proxy statement filed with the SEC on March 20, 2018. Information about the directors and executive officers of La Quinta is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 1, 2018, its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 7, 2017, and its Current Reports on Form 8-K which were filed with the SEC on March 9, 2018 and March 27, 2018.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials filed with the SEC.

La Quinta Holdings Inc.

909 Hidden Ridge, Suite 600

Irving, Texas 75038

Tel. 214-492-6600

www.lq.com

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2018

LA QUINTA HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36412	90-1032961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas 75038

(Address of Principal Executive Offices) (Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities

Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 12, 2018, John W. Cantele, who currently serves as Executive Vice President and Chief Operating Officer of La Quinta Holdings Inc. (the “Company” or “La Quinta”), and Mark M. Chloupek, who currently serves as Executive Vice President, Secretary and General Counsel of the Company, were appointed to serve as Executive Vice President and Chief Operating Officer and as Executive Vice President, Secretary and General Counsel, respectively, of CorePoint Lodging Inc. (“CPLG”), a wholly-owned subsidiary of the Company. The appointments will take effect immediately upon the completion of the planned spin-off of CPLG (the “Spin-Off”). Messrs. Cantele and Chloupek will join Keith A. Cline, the Company’s President and Chief Executive Officer, who was appointed to serve as CPLG’s President and Chief Executive Officer. In connection with their appointments to their roles at CPLG, CPLG entered into offer letters with Messrs. Cline and Cantele and the Board of Directors of CPLG (the “CPLG Board”) approved the terms of Mr. Chloupek’s compensation.

CPLG President and Chief Executive Officer Offer Letter

In connection with his appointment as President and Chief Executive Officer of CPLG, CPLG entered into an Offer Letter with Mr. Cline, dated April 13, 2018 (the “Cline Offer Letter”). The Cline Offer Letter provides that, conditioned on the occurrence of the Spin-Off, Mr. Cline will be employed with CPLG as its President and Chief Executive Officer with the following compensation and benefits: (i) an annual base salary of $795,675, subject to increase (but not decrease); (ii) an annual bonus opportunity with a target amount equal to 100% of his base salary, with the actual bonus amount based upon achievement of CPLG and individual performance targets established by the Compensation Committee of the CPLG Board (the “CPLG Compensation Committee”) for the fiscal year to which the bonus relates; (iii) eligibility to receive annual grants under CPLG’s long-term incentive program in amounts and in a form determined by the CPLG Compensation Committee, provided that, for the 2018 fiscal year, Mr. Cline’s long-term incentive award will have a target value of $3 million; (iv) a one-time grant of restricted stock with a grant date value equal to $1.875 million, and which vests on the third anniversary of the date of grant; and (v) a one-time grant of restricted stock with a grant date value equal to $1.875 million, and which vests on the fourth anniversary of the date of grant. The foregoing grants are expected to be made pursuant to CPLG’s 2018 Omnibus Incentive Plan, the terms of which are described in CPLG’s filings with the Securities and Exchange Commission (the “SEC”).

The Cline Offer Letter also provides that Mr. Cline will be eligible to participate in CPLG’s Executive Severance Plan, in accordance with its terms.

The foregoing summary description of the terms of the Cline Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Cline Offer Letter, which is filed as Exhibit 10.1 hereto.

CPLG Executive Vice President and Chief Operating Officer Offer Letter

In connection with his appointment as Executive Vice President and Chief Operating Officer of CPLG, CPLG entered into an Offer Letter with Mr. Cantele, dated April 13, 2018 (the “Cantele Offer Letter”). The Cantele Offer Letter provides that, conditioned on the occurrence of the Spin-Off, Mr. Cantele will be employed with CPLG as its Executive Vice President and Chief Operating Officer with the following compensation and benefits: (i) an annual base salary of $509,850, subject to increase (but not decrease); (ii) an annual bonus opportunity with a target amount equal to 100% of his base salary, with the actual bonus amount based upon achievement of CPLG and individual performance targets established by the CPLG Compensation Committee and CPLG’s Chief Executive Officer for the fiscal year to which the bonus relates; (iii) eligibility to receive annual grants under CPLG’s long-term incentive program in amounts and in a form determined by the CPLG Compensation Committee, provided that, for the 2018 fiscal year, Mr. Cantele’s long-term incentive award will have a target value of $900,000; (iv) a one-time grant of restricted stock with a grant date value equal to $1.05 million, and which vests on the third anniversary of the date of grant; and (v) a one-time grant of restricted stock with a grant date value equal to $1.05 million, and which vests on the fourth anniversary of the date of grant. The foregoing grants are expected to be made pursuant to CPLG’s 2018 Omnibus Incentive Plan, the terms of which are described in CPLG’s filings with the SEC.

The Cantele Offer Letter also provides that Mr. Cantele will be eligible to participate in CPLG’s Executive Severance Plan, in accordance with its terms.

The foregoing summary description of the terms of the Cantele Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Cantele Offer Letter, which is filed as Exhibit 10.2 hereto.

Compensation of CPLG Executive Vice President, Secretary and General Counsel

In connection with his appointment as Executive Vice President, Secretary and General Counsel of CPLG, on April 12, 2018, the CPLG Board approved the following compensation and benefits terms for Mr. Chloupek, conditioned on the occurrence of the Spin-Off: (i) an annual base salary of $412,000; (ii) an annual bonus opportunity with a target amount equal to 100% of his base salary; (iii) grants under CPLG’s long-term incentive program for the 2018 fiscal year with a target value of $900,000; (iv) a one-time grant of restricted stock with a grant date value equal to $800,000, and which vests on the third anniversary of the date of grant; and (v) a one-time grant of restricted stock with a grant date value equal to $800,000, and which vests on the fourth anniversary of the date of grant. The foregoing grants are expected to be made pursuant to CPLG’s 2018 Omnibus Incentive Plan, the terms of which are described in CPLG’s filings with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter, dated April 13, 2018, between CorePoint Lodging Inc. and Keith A. Cline

10.2	Offer Letter, dated April 13, 2018, between CorePoint Lodging Inc. and John W. Cantele

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of La Quinta by Wyndham Worldwide Corporation (“Wyndham”). In connection with this proposed acquisition, La Quinta may file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document La Quinta has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF LA QUINTA ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement has been mailed to stockholders of La Quinta. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by La Quinta through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by La Quinta will be available free of charge on La Quinta’s internet website at www.lq.com or upon written request to: Secretary, La Quinta Holdings Inc., 909 Hidden Ridge, Suite 600, Irving, TX 75038, or by telephone at (214) 492-6600.

Participants in Solicitation

La Quinta, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger is set forth in the proxy statement filed with the SEC on March 20, 2018. Information about the directors and executive officers of La Quinta is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 1, 2018, its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 7, 2017, and its Current Reports on Form 8-K which were filed with the SEC on March 9, 2018 and March 27, 2018.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials filed with the SEC.

La Quinta Holdings Inc.

909 Hidden Ridge, Suite 600

Irving, Texas 75038

Tel. 214-492-6600

www.lq.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA QUINTA HOLDINGS INC.
(Registrant)

By:	/s/ Mark M. Chloupek
	Name:	Mark M. Chloupek
	Title:	Executive Vice President and General Counsel

Date: April 16, 2018

Exhibit 10.1

FINAL VERSION

April 13, 2018

BY HAND

Mr. Keith Cline

Re:	CEO Appointment of CorePoint Lodging Inc.

Mr. Cline:

On behalf of CorePoint Lodging Inc. (the “Company”), I am pleased to offer you employment as its President and Chief Executive Officer, reporting to the Company’s Board of Directors (the “Board”), with a start date on the date on which the spin-off of the Company from La Quinta Holdings, Inc. is effective (the “Effective Date”). This offer, and the opportunity it represents, is extended with great confidence in your abilities, and we are excited to have you lead the Company to successes.

In addition to your position as President and Chief Executive Officer, during your employment with the Company you will serve as member of the Board, subject to the terms of the Company’s By-Laws, and, subject to any legal limitations, the Company will nominate you for reelection to the Board upon expiration of any applicable director term that expires during your employment with the Company.

As a condition of your employment with the Company, you agree to observe and comply with all of the rules, regulations, policies and procedures established by the Company from time to time and all applicable laws, rules and regulations imposed by any governmental regulatory authority from time to time. Without limiting the foregoing, you agree that during your employment with the Company, you will devote your full business time, attention, skill and best efforts to the performance of your employment duties and you are not to engage in any other business or occupation while you are employed with the Company. This will not, however, limit your ability from (i) serving, with the prior written consent of the Board, as a member of the boards of directors or advisory boards (or their equivalents in the case of a non-corporate entity) of non-competing businesses and charitable organizations, (ii) engaging in charitable activities and community affairs, and (iii) managing your personal investments and affairs; provided, however, that the activities set out in clauses (i), (ii), and (iii) shall be limited by you so as not to materially interfere, individually or in the aggregate, with the performance of your duties and responsibilities to the Company.

During your employment with the Company, the Company will provide you with the following compensation and benefits:

Base Salary: Your annual base salary shall be $795,675, subject to increase (but not decrease) as may be approved by the Compensation Committee of the Board (the “Compensation Committee”) from time to time. Your base salary will be payable in accordance with the Company’s regular payroll practices.

Annual Bonus: During each fiscal year of your employment with the Company, you will be eligible to participate in the Company’s annual bonus program applicable to senior executive officers, as adopted by the Compensation Committee in respect of each applicable year, and under which you be eligible to receive an annual incentive bonus, with a target bonus amount equal to 100% of your base salary. The annual bonus for the 2018 fiscal year will be pro-rated to reflect your partial year of service. The actual annual bonus amount will be based upon achievement of Company and individual performance targets established by the Compensation Committee for the fiscal year to which the bonus relates, and will be paid to you in accordance with the terms of the annual bonus program at the same time bonuses are generally paid to other senior executive officers of the Company.

Long-Term Incentives: In addition to your cash compensation, you will be eligible to participate in the Company’s long-term incentive program in a manner consistent with other senior executive officers of the Company, and will be eligible to receive annual grants under such program in amounts and in a form determined by the Compensation Committee.

For the 2018 fiscal year, your long-term incentive award will be in the form of Restricted Stock that will vest in three substantially equal installments on December 15, 2018, and on each of the first and second anniversaries of such date, and the remainder of which will be in the form of Performance Share Units that vest based on the achievement of Company performance metrics, which will be established by the Compensation Committee in consultation with you. The number of shares of Restricted Stock granted will equal $1.8 million divided by the closing price of the shares of the Company on the Effective Date (the “Initial Closing Price”), and the number of Performance Share Units granted will have a target value of $1.2 million, based on the Initial Closing Price. As with the other senior executives, these awards will be granted under the Company’s 2018 Omnibus Incentive Plan, which is expected to be approved prior to the Effective Date (the “Incentive Plan”), and will be subject to the terms of the Incentive Plan as well as the applicable award agreement (each, an “Award Agreement”) that you will be required to execute in connection with the grants.

If you undergo a qualifying termination of employment (i.e., by the Company without Cause or by you with Good Reason, each as defined in the CorePoint Lodging Inc. Executive Severance Plan (the “Executive Severance Plan”)), you will remain eligible to vest in your long-term incentives as follows:

•	With respect to the Restricted Stock award, if such qualifying termination occurs prior to a Change in Control (as defined in the Incentive Plan), then you will vest in the portion of such award that would have vested on the next scheduled vesting date, and if such qualifying termination occurs on or following a Change in Control, then you will fully vest in such award. In addition, if your employment with the Company terminates as a result of your death or Disability (as defined in the Incentive Plan) (whether before, on or following a Change in Control), then you will fully vest in such award.

•	With respect to the Performance Share Units, if you undergo a qualifying termination or if your employment with the Company terminates as a result of your death or Disability, in each case, prior to a Change in Control, you will be eligible to vest in a pro rata portion of such award, subject to achievement of the applicable performance metrics based on actual performance through the date of such termination. In the event of a Change in Control prior to the Regular Vesting Date (as will be defined in the Award Agreement), then you will be eligible to vest in a portion of such award, subject to achievement of the applicable performance metrics based on actual performance through the Change in Control.

In addition, in connection with your appointment as President and Chief Executive Officer, the Company will award you (i) a one-time grant of Restricted Stock under the Incentive Plan, with a grant date value of $1,875,000, based on the Initial Closing Price, which, subject to your continued employment through the applicable date, shall vest on the third anniversary of the date of grant and (ii) a one-time grant of Restricted Stock under the Incentive Plan, with a grant date value of $1,875,000, based on the Initial Closing Price, which, subject to your continued employment through the applicable date, shall vest on the fourth anniversary of the date of grant. Such awards of Restricted Stock shall otherwise be subject to the terms of an Award Agreement that you will be required to execute in connection with such grant. If you undergo a qualifying termination of employment (i.e., by the Company without Cause, by you with Good Reason, or as a result of your death or Disability), you will fully vest in such award.

2

Benefits: Commencing on May 15, 2018, it is anticipated that you will be eligible to participate in the various benefit plans which are expected to be offered by the Company from time to time, including health, insurance, retirement, vacation/PTO and other benefits, in each case, subject to the terms and conditions set forth in the applicable benefit plan. You will also participate in the Executive Severance Plan in accordance with its terms.

Taxes: All of the compensation and benefits provided to you by the Company shall be subject to reduction for taxes as required by applicable law.

This letter is not intended to create an employment contract for any set period of time, rather your employment with the Company is “at will”, meaning you or the Company may terminate your employment at any time or for any reason, with or without notice. The “at will” nature of your relationship with the Company may not be modified or amended except by written agreement between you and the Board.

This letter supersedes and replaces, as applicable, any and all agreements between you and the Company, with respect to all subject matters included in this letter.

To accept your appointment as President and Chief Executive Officer of the Company, please execute this letter where indicated below, and return the executed copy to La Quinta Holding Inc.’s General Counsel. This letter may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The execution of this letter may be by actual or facsimile signature. The letter shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed entirely within such State.

Sincerely,

/s/ Mark Chloupek
Mark Chloupek

3

Agreed and Accepted this 13 day of April, 2018

/s/ Keith Cline
Keith Cline

[Signature Page to CorePoint Lodging Inc. Offer Letter]

Exhibit 10.2

FINAL FORM

April 13, 2018

BY HAND

Mr. John Cantele

Re:	Executive Vice President and Chief Operating Officer Appointment of CorePoint Lodging Inc.

Mr. Cantele:

On behalf of CorePoint Lodging Inc. (the “Company”), I am pleased to offer you employment as its Executive Vice President and Chief Operating Officer, reporting to the Company’s President and Chief Executive Officer (the “CEO”), with a start date on the date on which the spin-off of the Company from La Quinta Holdings, Inc. is effective (the “Effective Date”). This offer, and the opportunity it represents, is extended with great confidence in your abilities, and we are excited to have you lead the Company to successes.

As a condition of your employment with the Company, you agree to observe and comply with all of the rules, regulations, policies and procedures established by the Company from time to time and all applicable laws, rules and regulations imposed by any governmental regulatory authority from time to time. Without limiting the foregoing, you agree that during your employment with the Company, you will devote your full business time, attention, skill and best efforts to the performance of your employment duties and you are not to engage in any other business or occupation while you are employed with the Company. This will not, however, limit your ability from (i) serving, with the prior written consent of the Company’s Board of Directors (the “Board”), as a member of the boards of directors or advisory boards (or their equivalents in the case of a non-corporate entity) of non-competing businesses and charitable organizations, (ii) engaging in charitable activities and community affairs, and (iii) managing your personal investments and affairs; provided, however, that the activities set out in clauses (i), (ii), and (iii) shall be limited by you so as not to materially interfere, individually or in the aggregate, with the performance of your duties and responsibilities to the Company.

During your employment with the Company, the Company will provide you with the following compensation and benefits:

Base Salary: Your annual base salary shall be $509,850, subject to increase (but not decrease) as may be approved by the Compensation Committee of the Board (the “Compensation Committee”) from time to time. Your base salary will be payable in accordance with the Company’s regular payroll practices.

Annual Bonus: During each fiscal year of your employment with the Company, you will be eligible to participate in the Company’s annual bonus program applicable to senior executive officers, as adopted by the Compensation Committee in respect of each applicable year, and under which you be eligible to receive an annual incentive bonus, with a target bonus amount equal to 100% of your base salary. The annual bonus for the 2018 fiscal year will be pro-rated to reflect your partial year of service. The actual annual bonus amount will be based upon achievement of Company and individual performance targets established by the Compensation Committee for the fiscal year to which the bonus relates, and will be paid to you in accordance with the terms of the annual bonus program at the same time bonuses are generally paid to other senior executive officers of the Company.

Long-Term Incentives: In addition to your cash compensation, you will be eligible to participate in the Company’s long-term incentive program in a manner consistent with other senior executive officers of the Company, and will be eligible to receive annual grants under such program in amounts and in a form determined by the Compensation Committee.

For the 2018 fiscal year, your long-term incentive award will be in the form of Restricted Stock that will vest in three substantially equal installments on December 15, 2018, and on each of the first and second anniversaries of such date, and the remainder of which will be in the form of Performance Share Units that vest based on the achievement of Company performance metrics, which will be established by the Compensation Committee in consultation with the CEO. The number of shares of Restricted Stock granted will equal $540,000 divided by the closing price of the shares of the Company on the Effective Date (the “Initial Closing Price”), and the number of Performance Share Units granted will have a target value of $360,000, based on the Initial Closing Price. As with the other senior executives, these awards will be granted under the Company’s 2018 Omnibus Incentive Plan, which is expected to be approved prior to the Effective Date (the “Incentive Plan”), and will be subject to the terms of the Incentive Plan as well as the applicable award agreement (each, an “Award Agreement”) that you will be required to execute in connection with the grants.

If you undergo a qualifying termination of employment (i.e., by the Company without Cause or by you with Good Reason, each as defined in the CorePoint Lodging Inc. Executive Severance Plan (the “Executive Severance Plan”)), you will remain eligible to vest in your long-term incentives as follows:

•	With respect to the Restricted Stock award, if such qualifying termination occurs prior to a Change in Control (as defined in the Incentive Plan), then you will vest in the portion of such award that would have vested on the next scheduled vesting date, and if such qualifying termination occurs on or following a Change in Control, then you will fully vest in such award. In addition, if your employment with the Company terminates as a result of your death or Disability (as defined in the Incentive Plan) (whether before, on or following a Change in Control), then you will fully vest in such award.

•	With respect to the Performance Share Units, if you undergo a qualifying termination or if your employment with the Company terminates as a result of your death or Disability, in each case, prior to a Change in Control, you will be eligible to vest in a pro rata portion of such award, subject to achievement of the applicable performance metrics based on actual performance through the date of such termination. In the event of a Change in Control prior to the Regular Vesting Date (as will be defined in the Award Agreement), then you will be eligible to vest in a portion of such award, subject to achievement of the applicable performance metrics based on actual performance through the Change in Control.

In addition, in connection with your appointment as Executive Vice President and Chief Operating Officer, the Company will award you (i) a one-time grant of Restricted Stock under the Incentive Plan, with a grant date value of $1,050,000, based on the Initial Closing Price, which, subject to your continued employment through the applicable date, shall vest on the third anniversary of the date of grant and (ii) a one-time grant of Restricted Stock under the Incentive Plan, with a grant date value of $1,050,000, based on the Initial Closing Price, which, subject to your continued employment through the applicable date, shall vest on the fourth anniversary of the date of grant. Such awards of Restricted Stock shall otherwise be subject to the terms of an Award Agreement that you will be required to execute in connection with such grant. If you undergo a qualifying termination of employment (i.e., by the Company without Cause, by you with Good Reason, or as a result of your death or Disability), you will fully vest in such award.

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Benefits: Commencing on May 15, 2018, it is anticipated that you will be eligible to participate in the various benefit plans which are expected to be offered by the Company from time to time, including health, insurance, retirement, vacation/PTO and other benefits, in each case, subject to the terms and conditions set forth in the applicable benefit plan. You will also participate in the Executive Severance Plan in accordance with its terms.

Taxes: All of the compensation and benefits provided to you by the Company shall be subject to reduction for taxes as required by applicable law.

This letter is not intended to create an employment contract for any set period of time, rather your employment with the Company is “at will”, meaning you or the Company may terminate your employment at any time or for any reason, with or without notice. The “at will” nature of your relationship with the Company may not be modified or amended except by written agreement between you and the Board.

This letter supersedes and replaces, as applicable, any and all agreements between you and the Company, with respect to all subject matters included in this letter.

To accept your appointment as Executive Vice President and Chief Operating Officer of the Company, please execute this letter where indicated below, and return the executed copy to La Quinta Holding Inc.’s General Counsel. This letter may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The execution of this letter may be by actual or facsimile signature. The letter shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed entirely within such State.

Sincerely,

/s/ Keith Cline
Keith Cline

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Agreed and Accepted this 13 day of April, 2018

/s/ John Cantele
John Cantele

[Signature Page to CorePoint Lodging Inc. Offer Letter]